UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 18, 2004

                         WARWICK COMMUNITY BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                          000-23293                       06-1497903
             --------                          ---------                       ----------
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                        Number)


                 18 Oakland Avenue, Warwick, New York 10990-0591
                 -----------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (845) 986-2206
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

      (a) Not Applicable.

      (b) Not Applicable.

      (c) The following Exhibit is included with this Report:

------------------------------------------------ -------------------------------
Exhibit Reference Number                         Exhibit Description
------------------------                         -------------------
------------------------------------------------ -------------------------------
99.1                                             Notice sent to directors and
                                                 executive officers of
                                                 Warwick Community Bancorp, Inc.
------------------------------------------------ -------------------------------


ITEM 11.          Temporary Suspension Of Trading Under Registrant's Employee
                  -----------------------------------------------------------
                        Benefit Plans.
                        -------------

          This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the Warwick Community Bancorp, Inc. ("Warwick") common stock fund under the Warwick Savings Bank 401(k) Savings Plan and accounts under the Warwick Employee Stock Ownership Plan (the "ESOP") be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice being sent to those persons on August 18, 2004 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  August 18, 2004            WARWICK COMMUNITY BANCORP, INC.


                                   By:      /s/ Fred G. Kowal
                                   Name:    Fred G. Kowal
                                   Title:   Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

99.1 Notice sent to directors and executive officers of Warwick Community Bancorp, Inc.